Exhibit 99.2
Consolidated Report to
the Financial Community (Unaudited)

--------------------------------------------------------------------------------------------------------

First Quarter 2004 Highlights
(Released May 7, 2004)
                                        ----------------------------------------------------------------
o    Normalized  non-GAAP earnings,    | After Tax EPS Variance Analysis                        1st Qtr.|
     excluding   costs   associated    | -------------------------------                        --------|
     with the Davis-Besse  extended    | 1st Quarter 2003 Basic EPS-GAAP Basis (Restated)       $ 0.74  |
     outage,  were $0.65 per share,    |   Cumulative Effect of Accounting Change - 2003         (0.35) |
     compared  with  first  quarter    |                                                         -----  |
     2003    normalized    non-GAAP    | 1st Quarter 2003 Basic EPS - Non-GAAP Basis            $ 0.39  |
     earnings  of $0.57 per  share.    |   Davis-Besse Incremental Expenses - 2003                0.18  |
     GAAP  earnings  for the  first    |                                                         -----  |
     quarter of 2004 were $0.53 per    | 1st Quarter 2003 Normalized Earnings - Non-GAAP        $ 0.57  |
     share  compared  with the GAAP    |   Electric Gross Margin (Excl. Davis-Besse               0.07  |
     earnings of $0.74 per share in    |   JCP&L Rate Reduction (Aiugust 2003)                   (0.09) |
     the  same   quarter  of  2003,    |   Generation Operating Expenses (Excl. Davis-Besse)      0.09  |
     which included income of $0.35    |   Energy Delivery                                       (0.02) |
     per share from the  cumulative    |   Pension and Other Employee Benefits                    0.06  |
     effect of an accounting change    |   Depreciation and Amortization                         (0.05) |
     regarding the adoption of SFAS    |   Financing Costs                                        0.07  |
     No.143.                           |   Common Stock Dilution                                 (0.06) |
                                       |   Other                                                  0.01  |
                                       |                                                         -----  |
                                       | 1st Quarter 2004 Normalized Earnings - Non-GAAP        $ 0.65  |
                                       |   Davis-Besse Incremental Expenses - 2004               (0.12) |
                                       |                                                         -----  |
                                       | 1st Quarter 2004 Basic EPS - GAAP Basis                $ 0.53  |
                                       |                                                         -----  |
                                        ----------------------------------------------------------------

1Q 2004 Results Compared With 1Q 2003
-------------------------------------

o Electric distribution deliveries were flat as a 1% increase in industrial deliveries was offset by lower residential deliveries due to milder weather compared with the unusually cold temperatures in the first quarter of 2003. Heating-degree-days were 4% lower than the same period last year, but 6% above normal. Total electric generation sales rose 4% due to a 20% increase in wholesale sales. Retail generation sales declined 2% largely as a result of increased customer shopping.

o Electric gross margin increased $39 million after adjusting for changes in regulatory deferrals, JCP&L's rate reduction in August 2003, and Davis-Besse replacement power costs. The increase in electric gross margin resulted from higher wholesale generation sales, driven by an 11% increase in generation output, and lower prices for purchased power.

o Generation operating expenses, excluding incremental expenses associated with the Davis-Besse outage, decreased $47 million. Nuclear operating expenses decreased $37 million due to the absence of a refueling outage this quarter, compared with the Beaver Valley Unit 1 outage last year. Fossil operating expenses decreased $10 million, reflecting fewer maintenance outages compared with the same period last year.

o Energy delivery expenses were $10 million higher as a result of increased vegetation management activities and accelerated spending to enhance system reliability.

o Pension and other employee benefit costs decreased approximately $30 million as a result of favorable market returns in 2003, changes to health care benefits for retirees, and recent Medicare legislation regarding prescription drugs.

o Total depreciation and amortization expenses, adjusted for the regulatory deferrals and the JCP&L rate case impact, increased $25 million due to higher Ohio transition cost amortization.

o Net interest charges decreased $34 million. Financing activities during the quarter included $29 million in mandatory long-term debt redemptions, $50 million in optional debt redemptions, and $256 million of refinancing and repricing transactions. These are expected to result in annualized savings of $6 million. Additional shares outstanding from the issuance of 32.2 million shares of common stock in the third quarter of 2003 diluted earnings by $0.06 per share.


1Q 2004 Earnings Impact Associated with Davis-Besse
---------------------------------------------------

o Incremental expenses associated with the extended outage at Davis-Besse totaled $65 million, or $0.12 per share ($64 million of replacement power costs and $1 million of O&M expenses).

2004 Earnings and Free Cash Flow Guidance*
-----------------------------------------

o Earnings guidance for 2004 remains at $2.70 to $2.85 per share, excluding incremental expenses associated with the Davis-Besse outage and unusual charges.

o Free cash flow guidance for 2004 remains at $825 million, but now includes the incremental expenses associated with the Davis-Besse outage.


* The GAAP to Non-GAAP reconciliation statements are available on FirstEnergy Corp.'s website at www.firstenergycorp.com/ir.
                        --------------------------


For additional information, please contact:

     Kurt E. Turosky          Terrance G. Howson         Thomas C. Navin
     Director,                Vice President,            Treasurer
     Investor Relations       Investor Relations         (330) 384-5889
     (330) 384-5500           (973) 401-8519

              FIRSTENERGY CORP. CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                       Three Months Ended March 31,
                                                   ------------------------------------
                                                      2004         2003       Change
                                                   -----------  ----------- -----------
    (1)REVENUES:                                              (In thousands)
    (2)  Electric Sales                            $2,655,612   $2,624,216     $ 31,396
    (3)  Natural Gas                                  164,687      244,866      (80,179)
    (4)  FE Facilities                                 86,500       74,212       12,288
    (5)  MYR                                           91,237      112,294      (21,057)
    (6)  International                                      6        7,662       (7,656)
    (7)  Other                                        184,532      157,487       27,045
                                                   ----------   ----------     --------
    (8)     Total revenues                          3,182,574    3,220,737      (38,163)
                                                   ----------   ----------     --------
    (9)
   (10)EXPENSES:
   (11)  Fuel                                         198,359      172,758       25,601
   (12)  Purchased Power                              935,967      927,878        8,089
   (13)  Purchased Gas                                153,528      224,797      (71,269)
   (14)  Other operating expenses                     663,123      728,114      (64,991)
   (15)  FE Facilities                                 86,920       74,759       12,161
   (16)  MYR                                           90,782      109,633      (18,851)
   (17)  International                                    262       10,389      (10,127)
   (18)  Mark-to-Market Adjustment                        528        3,690       (3,162)
   (19)  Provision for depreciation                   146,037      161,557      (15,520)
   (20)  Amortization of regulatory assets            266,195      214,806       51,389
   (21)  General taxes                                179,085      178,067        1,018
                                                   ----------   ----------     --------
   (22)      Total expenses                         2,720,786    2,806,448      (85,662)
                                                   ----------   ----------     --------
   (23)INCOME BEFORE INTEREST
   (24)  AND INCOME TAXES                             461,788      414,289       47,499
                                                   ----------   ----------     --------
   (25) Net interest charges:
   (26)  Interest expense                             172,864      200,261      (27,397)
   (27)  Capitalized interest                          (6,470)      (9,152)       2,682
   (28)  Subsidiaries' preferred stock dividends        5,281       14,542       (9,261)
                                                   ----------   ----------     --------
   (29)      Net interest charges                     171,675      205,651      (33,976)
                                                   ----------   ----------     --------
   (30) Income taxes                                  116,114       94,258       21,856
                                                   ----------   ----------     --------
   (31) Income before discontinued operations
   (32)    and accounting change                      173,999      114,380       59,619
   (33) Discontinued Operations                             -        1,975       (1,975)
   (34) Cumulative effect of accounting change              -      102,147     (102,147)
                                                   ----------   ----------     --------
   (35)NET INCOME                                  $  173,999   $  218,502     $(44,503)
                                                   ==========   ==========     ========
   (36)
   (37) Basic earnings per common share:
   (38)   Before discontinued operations and
   (39)    accounting change                       $     0.53   $     0.39     $   0.14
   (40)   Discontinued operations                           -            -            -
   (41)   Cumulative effect of accounting change            -         0.35        (0.35)
                                                   -----------  ----------     ---------
   (42)                                            $     0.53   $     0.74     $  (0.21)
                                                   ==========   ==========     ========
   (43) Weighted average number of basic
   (44)   shares outstanding                          327,057      293,886       33,171
                                                   ==========   ==========     ========
   (45)
   (46) Diluted earnings per common share:
   (47)   Before discontinued operations and
   (48)     accounting change                      $     0.53   $     0.39     $   0.14
   (49)   Discontinued operations                           -            -            -
   (50)   Cumulative effect of accounting change            -         0.35        (0.35)
                                                   ----------   ----------     --------
   (51)                                            $     0.53   $     0.74     $  (0.21)
                                                   ==========   ==========     ========
   (52) Weighted average number of diluted
   (53)   shares outstanding                           329,034      294,877       34,157
                                                   ==========   ==========     ========

                                        3


                                                                FirstEnergy Consolidated Income Segments
                                                                               (Unaudited)
                                                                    Three Months Ended March 31, 2004
                                                -----------------------------------------------------------------------------
                                                Regulated       Competitive        Other     Reconciling
       (In thousands):                           Services        Services           (c)      Adjustments         Consolidated
       --------------------------------------   -----------     -----------       --------   ------------        ------------
    (1)REVENUES:
    (2)  Electric Sales                         $ 1,159,022     $ 1,496,590       $      -      $       -        $ 2,655,612
    (3)  Natural Gas                                      -         164,687              -              -            164,687
    (4)  FE Facilities                                    -          86,500              -              -             86,500
    (5)  MYR                                              -          91,237              -              -             91,237
    (6)  International                                    -               -              6              -                  6
    (7)  Other                                      136,090          34,342          6,578          7,522 (a)        184,532
    (8)  Internal revenues                                -               -        119,875       (119,875)(b)              -
                                                -----------     -----------       --------      ---------        -----------
    (9)     Total revenues                        1,295,112       1,873,356        126,459       (112,353)         3,182,574
                                                -----------     -----------       --------      ---------        -----------
   (10)
   (11)EXPENSES:
   (12)  Fuel                                             -         198,359              -              -            198,359
   (13)  Purchased Power                                  -         935,967              -              -            935,967
   (14)  Purchased Gas                                    -         153,528              -              -            153,528
   (15)  Other operating expenses                   272,585         374,531        113,445        (97,438)(a)(b)     663,123
   (16)  FE Facilities                                    -          86,920              -              -             86,920
   (17)  MYR                                              -          90,782              -              -             90,782
   (18)  International                                    -               -            262              -                262
   (19)  Mark-to-Market Adjustment                        -             456             72              -                528
   (20)  Provision for depreciation                 127,245           8,643         10,149              -            146,037
   (21)  Amortization of regulatory assets          266,195               -              -              -            266,195
   (22)  General taxes                              161,015          11,290          6,780              -            179,085
                                                -----------     -----------     ----------      ---------        -----------
   (23)      Total expenses                         827,040       1,860,476        130,708        (97,438)         2,720,786
                                                -----------     -----------     ----------      ---------        -----------
   (24)Claim Settlement                                   -               -              -              -                  -
   (25)INCOME BEFORE INTEREST
   (26)  AND INCOME TAXES                           468,072          12,880         (4,249)       (14,915)           461,788
                                                -----------     -----------     ----------      ---------        -----------
   (27)Net interest charges:
   (28)  Interest expense                           105,222          13,507         69,050        (14,915)(b)        172,864
   (29)  Capitalized interest                        (5,112)         (1,305)           (53)             -             (6,470)
   (30)  Subsidiaries' preferred stock dividends      5,281               -              -              -              5,281
                                                -----------     -----------     ----------      ---------        -----------
   (31)      Net interest charges                   105,391          12,202         68,997        (14,915)           171,675
                                                -----------     -----------     ----------       --------        -----------
   (32)Income taxes                                 146,942             278        (31,106)             -            116,114
                                                -----------     -----------     ----------      ---------        -----------
   (33)Income before discontinued operations
   (34)  and an accounting change                   215,739             400        (42,140)             -            173,999
   (35)Discontinued operations                            -               -              -              -                  -
   (36)Cumulative effect of an accounting change          -               -              -              -                  -
                                                -----------     -----------     ----------      ---------        -----------
   (37)NET INCOME                               $   215,739     $       400     $  (42,140)     $       -        $   173,999
                                                ===========     ===========     ==========      =========        ===========

                                                                                (Unaudited)
                                                                     Three Months Ended March 31, 2003
                                                ----------------------------------------------------------------------------
                                                 Regulated      Competitive        Other       Reconciling
       (In thousands):                            Services       Services           (c)        Adjustments      Consolidated
       -------------------------------------    -----------     -----------     ----------     -----------      ------------
    (1)REVENUES:
    (2)  Electric Sales                         $ 1,213,467     $ 1,410,749       $      -      $       -        $ 2,624,216
    (3)  Natural Gas                                      -         244,866              -              -            244,866
    (4)  FE Facilities                                    -          74,212              -              -             74,212
    (5)  MYR                                              -         112,294              -              -            112,294
    (6)  International                                    -               -          7,662              -              7,662
    (7)  Other                                       95,477          32,149         26,533          3,328 (a)        157,487
    (8)  Internal revenues                                -               -        123,794       (123,794)(b)              -
                                                -----------     -----------       --------      ---------        ------------
    (9)     Total revenues                        1,308,944       1,874,270        157,989       (120,466)         3,220,737
                                                -----------     -----------       --------      ---------        ------------
   (10)
   (11)EXPENSES:
   (12)  Fuel                                             -         172,758              -              -            172,758
   (13)  Purchased Power                                  -         927,878              -              -            927,878
   (14)  Purchased Gas                                    -         224,797              -              -            224,797
   (15)  Other operating expenses                   219,480         484,739        109,654        (85,759)(a)(b)     728,114
   (16)  FE Facilities                                    -          74,759              -              -             74,759
   (17)  MYR                                              -         109,633              -              -            109,633
   (18)  International                                    -               -         10,389              -             10,389
   (19)  Mark-to-Market Adjustment                        -           3,841           (151)             -              3,690
   (20)  Provision for depreciation                 140,572          11,698          9,287              -            161,557
   (21)  Amortization of regulatory assets          214,806               -              -              -            214,806
   (22)  General taxes                              163,758          10,337          3,972              -            178,067
                                                -----------     -----------       --------      ---------        -----------
   (23)      Total expenses                         738,616       2,020,440        133,151        (85,759)         2,806,448
                                                -----------     -----------       --------      ---------        -----------
   (24)INCOME BEFORE INTEREST
   (25)  AND INCOME TAXES                           570,328        (146,170)        24,838        (34,707)           414,289
                                                -----------     -----------       --------      ---------        -----------
   (26)Net interest charges:
   (27)  Interest expense                           116,752          13,844        104,372        (34,707)(b)        200,261
   (28)  Capitalized interest                        (7,050)         (2,102)             -              -             (9,152)
   (29)  Subsidiaries' preferred stock dividends     14,542               -              -              -             14,542
                                                -----------     -----------       --------      ---------        -----------
   (30)      Net interest charges                   124,244          11,742        104,372        (34,707)           205,651
                                                -----------     -----------       --------      ---------        -----------
   (31)Income taxes                                 189,465         (66,093)       (29,114)             -             94,258
                                                -----------     -----------       --------      ---------        -----------
   (32)Income before discontinued operations
   (33)  and an accounting change                   256,619         (91,819)       (50,420)             -            114,380
   (34)Discontinued operations                            -          (4,478)         6,453              -              1,975
   (35)Cumulative effect of a change in
         accounting                                 100,960           1,187              -              -            102,147
                                                -----------     -----------       --------      ---------        -----------
   (36)NET INCOME                               $   357,579     $   (95,110)      $(43,967)     $       -        $   218,502
                                                ============    ===========       ========      =========        ===========

                                                                    4



                                            FIrstEnergy Consolidated Income Segments

                                                                                     (Unaudited)
                                                                       Three Months Ended March 31, 2004 VS 2003
                                                      -----------------------------------------------------------------------------
                                                      Regulated       Competitive       Other         Reconciling
        (In thousands):                               Services         Services          (c)          Adjustments      Consolidated
        ----------------------------------------      ----------      ---------        ---------       ----------      ------------
     (1)REVENUES:
     (2)  Electric Sales                              $ (54,445)      $  85,841        $    $ -        $      -         $  31,396
     (3)  Natural Gas                                         -         (80,179)              -               -           (80,179)
     (4)  FE Facilities                                       -          12,288               -               -            12,288
     (5)  MYR                                                 -         (21,057)              -               -           (21,057)
     (6)  International                                       -               -          (7,656)              -            (7,656)
     (7)  Other                                          40,613           2,193         (19,955)          4,194 (a)        27,045
     (8)  Internal revenues                                   -               -          (3,919)          3,919 (b)             -
                                                      ---------       ---------        --------        --------         ---------
     (9)     Total revenues                             (13,832)           (914)        (31,530)          8,113           (38,163)
                                                      ---------       ---------        --------        --------         ---------
    (10)
    (11)EXPENSES:
    (12)  Fuel                                                -          25,601               -               -            25,601
    (13)  Purchased Power                                     -           8,089               -               -             8,089
    (14)  Purchased Gas                                       -         (71,269)              -               -           (71,269)
    (15)  Other operating expenses                       53,105        (110,208)          3,791         (11,679)(a)(b)    (64,991)
    (16)  FE Facilities                                       -          12,161               -               -            12,161
    (17)  MYR                                                 -         (18,851)              -               -           (18,851)
    (18)  International                                       -               -         (10,127)              -           (10,127)
    (19)  Mark-to-Market Adjustment                           -          (3,385)            223               -            (3,162)
    (20)  Provision for depreciation                    (13,327)         (3,055)            862               -           (15,520)
    (21)  Amortization of regulatory assets              51,389               -               -               -            51,389
    (22)  General taxes                                  (2,743)            953           2,808               -             1,018
                                                      ---------       ---------        --------        --------         ---------
    (23)      Total expenses                             88,424        (159,964)         (2,443)        (11,679)          (85,662)
                                                      ---------       ---------        --------        --------         ---------
    (24)INCOME BEFORE INTEREST
    (25)  AND INCOME TAXES                             (102,256)        159,050         (29,087)         19,792            47,499
                                                      ---------       ---------        --------        --------         ---------
    (26) Net interest charges:
    (27)  Interest expense                              (11,530)           (337)        (35,322)         19,792           (27,397)
    (28)  Capitalized interest                            1,938             797             (53)              -             2,682
    (29)  Subsidiaries' preferred stock dividends        (9,261)              -               -               -            (9,261)
                                                      ---------       ---------        --------        --------         ---------
    (30)      Net interest charges                      (18,853)            460         (35,375)         19,792           (33,976)
                                                      ---------       ---------        --------        --------         ---------
    (31)Income taxes                                    (42,523)         66,371          (1,992)              -            21,856
    (32)Income before discontinued operations
    (33)  and an accounting change                      (40,880)         92,219           8,280               -            59,619
    (34)Discontinued operations                               -           4,478          (6,453)              -            (1,975)
    (35)Cumulative effect of a change
          in accounting                                (100,960)         (1,187)              -               -          (102,147)
                                                      ----------      ---------        --------        --------         ---------
    (36)NET INCOME                                    $(141,840)      $  95,510        $  1,827        $      -         $ (44,503)
                                                      =========       =========        ========        ========         =========

Reconciling adjustments to segment operating results from internal management reporting to consolidated external financial reporting.
(a) Principally fuel marketing revenues which are reflected as reductions to expenses for internal management reporting purposes.
(b) Elimination of intersegment transactions.
(c) "Other" segment primarily consists of corporate support services and international businesses.

                                                                5



                                             FirstEnergy Corp. Financial Statements

                                              CONDENSED CONSOLIDATED BALANCE SHEET
                                                           (UNAUDITED)

                                                                         As of              As of
                                                                     March 31, 2004    December 31, 2003
                                                                     --------------    -----------------
                                                                              (In thousands)
                    Assets
     -------------------------------------
     Current Assets:
       Cash and cash equivalents                                     $    280,269        $    113,975
       Receivables                                                      1,232,754           1,505,500
       Other                                                              958,719             623,836
                                                                     ------------        ------------
                                                                        2,471,742           2,243,311

     Property, Plant and Equipment                                     13,259,146          13,268,922

     Investments                                                        3,307,212           3,497,691

     Deferred Charges                                                  13,546,436          13,900,024
                                                                     ------------        ------------
                                                                     $ 32,584,536        $ 32,909,948
                                                                     ===========-        ============

            Liabilities and Capitalization
     ----------------------------------------------
     Current Liabilities
       Currently payable long-term debt and preferred stock          $  1,736,737         $ 1,754,197
       Short-term borrowings                                              133,999             521,540
       Accounts payable                                                   548,221             725,239
       Other                                                            1,546,914           1,471,191
                                                                     -------------       ------------
                                                                        3,965,871           4,472,167
     Capitalization
       Common stockholders' equity                                      8,344,723           8,289,341
       Preferred stock not subject to mandatory redemption                335,123             335,123
       Long-term debt and other long-term obligations                  10,150,067           9,789,066
                                                                     -------------       ------------
                                                                       18,829,913          18,413,530

     Noncurrent Liabilities                                             9,788,752          10,024,251
                                                                     ------------        ------------
                                                                     $ 32,584,536        $ 32,909,948
                                                                     ============        ============


                                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                  (UNAUDITED)

                                                                     Three Months Ended March 31,
                                                                     -----------------------------
                                                                         2004               2003
                                                                     -----------         ---------
                                                                             (In thousands)

     Cash flows from operating activities
     Net income                                                      $ 173,999           $ 218,502
       Adjustments to reconcile net income to net cash
         from operating activities:
            Depreciation and amortization of
              regulatory assets, nuclear fuel and leases               434,106             391,281
            Deferred costs recoverable as regululatory assets          (83,907)            (94,311)
            Deferred income taxes and investment tax credits             5,923              21,882
            Cumulative effect of accounting change                           -            (174,663)
            Income from discontinued operations                              -              (1,975)
            Change in working capital and other                        119,502             101,546
                                                                     ---------           ---------
                                                                       649,623             462,262

     Cash flows from financing activities                             (240,024)           (236,375)

     Cash flows from investing activities                             (243,305)           (117,708)
                                                                     ---------           ---------
     Net increase in cash and cash equivalents                         166,294             108,179
     Cash and cash equivalents at beginning of period                  113,975             225,932
                                                                     ---------           ---------
     Cash and cash equivalents at end of period                      $ 280,269           $ 334,111
                                                                     =========           =========

                                                       6

                                                 FirstEnergy Statistical Summary


                                                                  Adjusted Capitalization (Including Off-Balance Sheet Items)
                                                                                        As of March 31,
                                                            ---------------------------------------------------------------------
                                                                2004                % Total              2003           % Total
                                                            --------------------  -----------------------------------------------
                                                                                       (Dollars in thousands)
     Total common  equity                                   $ 8,344,723                37%            $ 7,163,301         31%
     Preferred stock *                                          335,123                 2%                335,123          1%
     Long-term debt - all other*                             11,886,804                53%             13,097,207         57%
     Short-term debt *                                          133,999                 1%                855,327          4%
     Off-balance sheet debt equivalents:
       - Sale-leaseback arrangements                          1,408,416                 6%              1,496,580          6%
       -Accounts receivable factoring                           200,000                 1%                145,000          1%
                                                            -----------               ---              ----------        ---
         Total                                              $22,309,065               100%            $23,092,538        100%
                                                            ===========               ===             ===========        ===

 *   Includes amounts due to be paid within one year, JCP&L securitization of $293 million and $310 million in 2004 and 2003, respectively.


                                                                                  Financial Statistics
                                                            --------------------------------------------------------
                                                                              Three Months Ended March 31,
                                                            --------------------------------------------------------
                                                                   2004                 2003               Change
                                                            ---------------        -------------        -----------
                                                                                  (in thousands)
     L-T Debt and Preferred Stock Redemptions                 $ 268,920              $ 200,866          $  68,054
     Short-term Debt Increase (Decrease)                      $(387,541)             $(237,490)         $(150,051)
     Capital Expenditures                                     $ 138,406              $ 224,419          $ (86,013)



                                                                                 Three Months Ended March 31,
                                                            -------------------------------------------------------
                                                                 2004                  2003               Change
                                                              ---------              ---------          ---------
     Regulatory Deferrals
     -----------------------------------------
     Ohio Transition Plan
     --------------------
     Beginning Balance                                        $ 453,005              $ 259,353
     Deferral of Shopping Incentives                             41,561                 45,426          $ (3,865)
     Deferral of New Regulatory Assets                            2,544                  4,590            (2,046)
                                                              ---------              ---------          ---------
     Current period deferrals                                    44,105                 50,016          $ (5,911)
                                                                                                        =========

                                                              ---------              ---------
     Ending Balance-Ohio Deferrals                            $ 497,110              $ 309,369
                                                              =========              =========

     Deferred Energy Costs
     -----------------------------------------
     New Jersey
     ----------
     Beginning Balance                                        $ 440,900              $ 548,641
     Deferral (recovery) of energy costs                        (15,500)               (18,313)         $  2,813
                                                              ---------              ---------          ========
     Ending Balance                                           $ 425,400              $ 530,328
                                                              =========              -========


     Mark-to-Market Adjustment
     -----------------------------------------
     Expenses - Pre-Tax Income Effect:
       Increase (Decrease)                                    $     528              $   3,690          $ (3,162)

    EPS Effect                                                $    0.00                 ($0.01)            $0.01

                                                                7


                                                 FirstEnergy Statistical Summary


                                                                           Three Months Ended March 31,
                                                                 -------------------------------------------
      ELECTRIC SALES STATISTICS                                    2004               2003            Change
                                                                   ----               ----            ------
                                                                      (KWH In Millions)
      Electric Generation Sales
        Retail -
          Regulated                                               20,742              22,118           -6.2%
          Unregulated                                              4,016               3,229           24.4%
                                                                  -----               ------           ----
        Total Retail                                              24,758              25,347           -2.3%
        Wholesale                                                 12,463              10,426           19.5%
                                                                  ------              ------           ----
           Total Electric Generation Sales                        37,221              35,773            4.0%
                                                                  ======              ======           ====

      Electric Distribution Deliveries
        Residential                                               10,107              10,127           -0.2%
        Commercial                                                 8,296               8,292            0.0%
        Industrial                                                 8,798               8,724            0.8%
        Other                                                        133                 140           -5.0%
                                                                  ------              ------           ----
           Total Distribution Deliveries                          27,334              27,283            0.2%
                                                                  ======              ======           ====

      Electric Sales Shopped
        Residential                                                2,173               1,647           31.9%
        Commercial                                                 2,336               1,626           43.7%
        Industrial                                                 2,083               1,892           10.1%
                                                                  ------              ------           ----
           Total Electric Sales Shopped                            6,592               5,165           27.6%
                                                                  ======              ======           ====


                                                                           Three Months Ended March 31,
                                                                -----------------------------------------------
                                                                   2004                2003             Change
                                                                -------              -------            ------
      NATURAL GAS SALES STATISTICS                                (Decatherms in thousands)
        Retail                                                    18,102              29,577            -38.8%
        Wholesale                                                  8,099              10,037            -19.3%
                                                                  ------              ------            -----
           Total Natural Gas Sales                                26,201              39,614            -33.9%
                                                                  ======              ======            =====


                                                                            As of March 31,
                                                                    ------------------------------
      Operating Statistics (12 mos. Ending)                         2004                     2003
      -------------------------------------                         ----                     ----
      System Load Factor                                            64.9%                    61.3%
      Capacity Factors:
         Fossil                                                     59.4%                    59.3%
         Nuclear                                                    66.6%                    70.8%
      Generation Output:
        Fossil                                                        68%                      67%
        Nuclear                                                       32%                      33%

      Weather
      Composite Heating Days Year-to-Date                           2,988                    3,116
        (Normal - 2828)

                                                                8


RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

Davis-Besse Nuclear Plant
------------------------
On March 8, the Davis-Besse Nuclear Plant received authorization to restart from the Nuclear Regulatory Commission (NRC) following a two-year extended outage to replace the reactor head and make other equipment and performance improvements. The plant reached the 100 percent power level on April 4. As part of the NRC's restart authorization, independent assessments of the site's operational performance; safety culture and safety conscious work environment; and corrective action and engineering programs will be conducted annually for the next five years. Additionally, a visual inspection of the reactor head and lower vessel will be conducted during the plant's mid-cycle outage.

Ohio Rate Stabilization Plan
----------------------------
On February 23, following the completion of the cross-examination in the direct case, FirstEnergy's Ohio electric utility operating companies filed the rebuttal testimony of President and CEO Anthony J. Alexander in our regulatory proceeding for establishing generation service rates beginning January 1, 2006. In the testimony, the Companies made certain modifications to the Rate Stabilization
Plan (RSP) initially filed on October 21, 2003 to address the comments and testimony of the Commission Staff witnesses, as well as those provided by some of the intervening parties. Initial and reply briefs were filed on March 17 and 31, respectively.

On April 21, in response to certain intervenors' request, the Commission allowed for oral arguments before the Commissioners on the merits of the RSP proposal. Certain intervenors, including The Ohio Consumers' Counsel, The City of Cleveland, and several power marketers, argued against adoption of the RSP, while Mr. Alexander provided rebuttal arguments outlining the Plan's benefits. We anticipate a Commission Order in the proceeding within the next few weeks.

Corporate Governance Enhancements
---------------------------------
On February 18, FirstEnergy's Board of Directors elected, subject to SEC approval, to accelerate termination of its Shareholder Rights Plan to March 2004. The plan was originally set to expire in November 2007. The Board also submitted two other proposals for consideration at the May 18 Annual
Shareowners' Meeting. The first proposal would phase out the classified structure of the Board, whereby all directors would now be elected annually as opposed to having staggered three-year terms. The second proposal would reduce the percentage of affirmative votes from 80 percent to two-thirds for making certain amendments to governing documents. All three initiatives were in response to the support shown on similar shareholder proposals at the 2003 Annual Meeting and furthered the Board's goal of insuring sound corporate governance policies. On May 5, the SEC issued approval of the changes to the Articles and Code of Regulations and termination of the Shareholder Rights Plan.



Forward-Looking Statements: This Consolidated Report to the Financial Community includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate," and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations, availability and cost of capital, the continuing availability and operation of generating units, the inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, a denial of or material change to the Company's Application related to its Rate Stabilization Plan, and other factors discussed from time to time in FirstEnergy's Securities and Exchange Commission filings, including its annual report on Form 10-K for the year ended December 31, 2003, and other similar factors. FirstEnergy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

                                        9